LONG-TERM PREPAYMENTS, DEPOSITS AND OTHER ASSETS	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
LONG-TERM PREPAYMENTS, DEPOSITS AND OTHER ASSETS
8.	LONG-TERM PREPAYMENTS, DEPOSITS AND OTHER ASSETS

Long-term prepayments, deposits and other assets consisted of the following:

	December 31,
	2013	2012
Entertainment production costs	$72,853	$70,356
Less: accumulated amortization	(26,416)	(16,603)

Entertainment production costs, net	$46,437	$53,753
Advance payments for construction costs	161,633	—
Prepayment of deferred financing costs	79,906	19,450
Deposits and other	51,441	12,655
Long-term receivables, net	6,250	2,383

Long-term prepayments, deposits and other assets	$345,667	$88,241

Entertainment production costs represent amounts incurred and capitalized for entertainment shows in City of Dreams. The Group amortized the entertainment production costs over 10 years or the respective useful life of the entertainment show, whichever is shorter.

Advance payments for construction costs are connected with the construction and fit-out cost for Studio City and City of Dreams Manila and are not expected to be settled to the Group within the next financial year.

Long-term receivables, net, represent casino receivables from casino customers where settlement is not expected within the next year. Aging of such balances are all over 90 days and include allowance for doubtful debts of $20,321 and $6,641 as of December 31, 2013 and 2012, respectively. During the year ended December 31, 2013, long-term receivables of $868 and allowance for doubtful debts of $868 were reclassified to current; and current accounts receivable of $18,559 and allowance for doubtful debts of $14,548 were reclassified to non-current. Reclassifications to current accounts receivable, net, are made when conditions support that it is probable for settlement of such balances to occur within one year.